______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 26, 2004

 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage
                          Pass-Through Trust 2004-4,
              Mortgage Pass-Through Certificates, Series 2004-4).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

       Delaware                     333-109248                  95-4449516
       --------                     ----------                  ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
    of Incorporation)              File Number)            Identification No.)


      4500 Park Granada
      Calabasas, California                                     91302
      ---------------------                                     -----
(Address of Principal Executive Officers)                     (Zip Code)

       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------
______________________________________________________________________________

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2004-4 (the "Certificates").

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of Deloitte & Touche LLP to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of Deloitte & Touche LLP is attached hereto as Exhibit 23.1.




____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 23, 2004 and the prospectus supplement dated on or about March 24, 2004 (collectively, the "Prospectus"), of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-4.

----------------------------------------------------------------------------
Item 7.  Financial Statements, Pro Forma Financial

        Information and Exhibits.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1   Consent of Deloitte & Touche LLP

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.

                                  By:   /s/ Darren Bigby
                                     ---------------------
                                     Name:  Darren Bigby
                                     Title: Vice President

Dated:  March 26, 2004

Exhibit Index
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Exhibit                                                          Page
-------                                                          ----

23.1    Consent of Deloitte & Touche LLP